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                                                                    EXHIBIT 10.5

THIS AGREEMENT, made and entered into this ______ day of _______________, 1996, by and between Lamalie Amrop International, with principal offices and place of business in the State of Florida (hereinafter referred to as the "Corporation"), and_______________________________, an individual residing in the State of ______________ (hereinafter referred to as the "Employee"),

WITNESSETH THAT:

WHEREAS, the Employee is employed by the Corporation, and

WHEREAS, the Corporation recognizes the valuable services heretofore performed for it by the Employee and wishes to encourage continued employment, and

WHEREAS, the Employee wishes to defer a certain portion of his/her compensation payable, and

WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Corporation shall pay such deferred compensation to the Employee or designated beneficiary; and

WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement, maintained primarily to provide deferred compensation benefits for the Employee, a member of a select group of management or highly compensated employees of the Corporation, for purposes of the Employee Retirement Income Act of 1974, as amended;

NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

         1. DEFINITION OF TERMS. Certain words and phrases are defined when first used in later paragraphs of this Agreement. In addition, the following words and phrases when used herein, unless the context clearly requires otherwise, shall have the following respective meanings:

                 (a) Accrued Benefit: The sum of all deferred amounts credited to the Employee's Retirement Account and due and owing to the Employee or beneficiaries pursuant to this Agreement, together with additions thereto calculated as set forth in paragraph 4 hereof, minus any distributions hereunder.




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                 (b)      Affiliate:  Any corporation, partnership, joint
                          venture, association, or similar organization or entity, the employees of which would be treated as employed by the Corporation under Section 414(b) and 414(c) of the Code.

                 (c) Agreement: This Plan Agreement, together with any and all amendments or supplements thereto.

                 (d) Code: The Internal Revenue Code of 1986, as amended or as it may be amended from time to time.

                 (e) Compensation: Total salary, bonuses and commissions of the Employee paid or accrued by the Corporation.

                 (f) Deferred Amounts: The amounts of compensation actually deferred.

                 (g)      Effective Date:  November 1, 1994.

                 (h) Election of Deferral: A written notice filed by the Employee with the Secretary/Treasurer of the Corporation in substantially the form attached hereto as Exhibit A, specifying the amount of Compensation and/or bonus to be deferred and the form and timing of the subsequent payment.

                 (i)      Calendar Year:  January 1 through December 31.

                 (j) Notice of Discontinuance: A written notice filed by the Employee with the Secretary/Treasurer of the Corporation in substantially the form attached hereto as Exhibit B, requesting discontinuance of the deferral of the Employee's Compensation and/or bonuses.

                 (k) Retirement Account: Book entries maintained by the Corporation reflecting deferred amounts and additions thereon; provided, however, that the existence of such book entries and the Retirement Account shall not create and shall not be deemed to create a trust of any kind, or a fiduciary relationship between the Corporation and the Employee, designated beneficiary, or other beneficiaries under this Agreement.





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         2.      DEFERRED COMPENSATION.  Commencing on the Effective Date, and
                 continuing through the date on which the Employee's employment terminates because of death, retirement, disability, or any other cause, the Employee and the Corporation agree that the Employee shall be entitled to elect to defer into a Retirement Account, a portion (as set forth in the Deferral Election
                 Form) of Compensation that the Employee would otherwise be entitled to receive from the Corporation in each Calendar Year.

                 The amount selected for deferral by the Employee pursuant to the Deferral Election Form is referred to as the "Annual Deferral Sum". The amounts of Compensation actually deferred, taking into account discontinuance of deferral pursuant to a Notice of Discontinuance, are hereinafter collectively referred to as "Deferred Amounts". The maximum amount of Compensation that can be deferred by the Employee is hereinafter referred to as the "Maximum Annual Deferral Sum," the amount of which can be defined and subsequently changed by the Corporation. The Employee's Deferred Amounts shall be credited to the Employee's Retirement Account as of the dates such Deferred Amounts would, but for such deferral, be payable to the Employee.

         3. DEFERRAL IN PARTIAL CALENDAR YEAR. If the Effective Date of this Agreement is not the first day of the Calendar Year, the Employee shall be entitled to elect to defer a portion of the Maximum Annual Deferral Sum in such partial Calendar Year, calculated as follows: the Maximum Annual Deferral Sum under paragraph 2 hereof shall be multiplied by a fraction, the numerator of which is the number of full calendar months in the Calendar Year from and after the Effective Date, and the denominator of which is twelve (12).

         4. ADDITIONS TO DEFERRED AMOUNTS. The Corporation hereby agrees that it will credit Deferred Amounts in the Employee's Retirement Account with additions thereon ("Additions") from and after the dates Deferred Amounts are credited to the Retirement Account. Additions to Deferred Amounts shall accrue commencing on the date the Retirement Account first has a positive balance and shall continue up to the date that Retirement Benefits begin as described in Paragraphs 7, 8 and 9 of this Agreement. Additions shall be calculated at a compound rate of interest which shall be declared by the Corporation on an annual basis.





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         1997 DEFERRED COMPENSATION PLAN AGREEMENT

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         5.      ELECTION TO DEFER COMPENSATION.  The Employee may elect an
                 Annual Deferral Sum hereunder by filing an Election of Deferral. The initial Election of Deferral must be filed within twenty-eight (28) days of the Effective Date of this Agreement. Such initial Election of Deferral, if any, to defer compensation for services performed, shall be effective commencing November 1, 1994. If the Employee was not an Employee on the Effective Date, or was otherwise ineligible to file an Election of Deferral, he may file an Election of Deferral within twenty (20) days after he first becomes eligible, which Election of Deferral shall be effective to defer compensation for services performed after the date of the Election of Deferral. Thereafter, an Election of Deferral must be filed at least twenty (20) days prior to the beginning of the Calendar Year to which it pertains and shall be effective to defer compensation for services performed after the first day of the Calendar Year following the filing thereof.

         6. TERMINATION OF ELECTION. The Employee's initial Election of Deferral shall continue in effect, pursuant to the terms of the Election of Deferral, unless and until the Employee files with the Corporation a Notice of Discontinuance or a subsequent Election of Deferral specifying a different amount of deferral. Each Election of Deferral filed subsequent to the initial Election of Deferral shall similarly continue in effect until the Employee files a Notice of Discontinuance or a new Election of Deferral. Any new Election of Deferral, to be effective, must be filed at least twenty (20) days prior to the beginning of the Calendar Year in which deferral is sought. A Notice of Discontinuance shall be effective if filed at least twenty (20) days prior to any January 1st.
                 Such Notice of Discontinuance shall be effective commencing with the January 1st, following its filing and shall apply only with respect to the Employee's Total Compensation attributable to services not yet performed.

         7. RETIREMENT BENEFIT. The Corporation agrees that, from and after the dates elected by the Employee as the dates to begin receiving deferred compensation and earnings thereon, the Corporation shall thereafter pay as a retirement benefit ("Retirement Benefit") to the Employee, in accordance with the Employee's applicable election as specified in the Deferral Election Form:

                          a. Single Payment: the Employee's entire Accrued Benefit, in a single sum, payable on the first day of the plan year following the Employee's retirement; or


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                          b.      Installment Payments:  the Employee's entire
                          Accrued Benefit, payable in equal annual installments, annuitized for the number of years elected in the deferral election form, based on annuity prices available at that time.

         8. DISABILITY RETIREMENT. Notwithstanding any other provision hereof, the Employee shall be entitled to receive payments hereunder, upon termination of employment, in any case in which it is determined by a duly licensed physician selected by the Corporation that, because of ill health, accident, disability or general inability because of age, the Employee is no longer able, properly and satisfactorily, to perform his regular duties as an Employee. If the Employee's employment is terminated pursuant to this paragraph, the disability retirement benefit payable hereunder ("Disability Retirement Benefit") shall be that amount that would have been payable as a Retirement Benefit had the Employee attained his Early Retirement Date on the date of the physician's disability determination. The Disability Retirement Benefit payable under this paragraph shall be distributed in accordance with the provisions of paragraph 7 as if the employee had retired on the date of the physician's disability determination.

         9.      (a)      Death Benefit Prior to Retirement.  In the event of
                 the Employee's death while in the employment of the Corporation, the Corporation shall pay the Accrued Benefit in the Employee's Retirement Account in a lump sum as soon as is practical following the Employee's death. The Retirement Account shall continue to be credited with Additions until payment is made.

                 Payment shall be made to the Employee's designated beneficiary, in accordance with the last such designation received by the Corporation from the Employee prior to death. If no such designation has been received by the Corporation from the Employee prior to death, said payment shall be made to the Employee's then living spouse. If the Employee is not survived by a spouse then the payment will be made to the estate of the Employee.

                 (b) Death Benefit After Commencement of Benefits. In the event of the Employee's death after the commencement of Retirement Benefits, or Disability Retirement Benefits, but prior to the completion of all such payments due and owing hereunder, the Corporation shall continue to make such payments, in equal annual installments, over the remainder of the period



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                 specified in paragraph 7 or 8 hereof that would have been
                 applicable had the Employee survived. Such continuing payments shall be made to the Employee's designated beneficiary, in accordance with the last such designation received by the Corporation from the Employee prior to death. If no such designation has been received by the Corporation from the Employee prior to death or if said payments are otherwise to be made as provided herein, said payments shall be made to the Employee's then living spouse, so long as the spouse shall live and thereafter to such person or persons, including the spouse's estate, as the spouse may appoint under a Will, making specific reference hereto; if the Employee is not survived by a spouse or if the spouse shall fail to so appoint, then said payments shall be made to the then living children of the Employee, if any, in equal shares, for their joint and survivor lives; and if none, or after their respective joint and survivor lives, any balance thereof in one lump sum to the estate of the Employee. Such continuing payments shall commence on the first day of the plan year following the Employee's death.

         10.     TERMINATION BENEFIT.  Not Applicable.

         11. EMERGENCY WITHDRAWAL. If the Employee has an unforeseeable emergency (as hereinafter defined), the Corporation may, if it deems advisable in its sole and absolute discretion, distribute to or utilize on behalf of the Employee as an emergency benefit (the "Emergency Benefit") any portion of the Employee's Retirement Account up to, but not in excess of, the Termination Benefit to which the Employee would have been entitled as of the date of the unforeseeable emergency distribution. Any Emergency Benefit shall be distributed or utilized at such times as the Corporation shall determine, and the Accrued Benefit in the Employee's Retirement Account shall be reduced by the amount so distributed and/or utilized.

                 "Unforeseeable Emergency" means an unanticipated emergency that is caused by an event beyond the control of the Employee and that would result in severe financial hardship to the Employee if early withdrawal were not permitted. A withdrawal based upon unforeseeable emergency pursuant to this Section shall not exceed the amount required to meet the immediate financial need created by the unforeseeable emergency (including the amount required to pay taxes due on the withdrawal) and not reasonably available from other resources of the Employee. The determination of the existence of an Employee's unforeseeable emergency and the amount required to be


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                 distributed to meet the need created by the unforeseeable
                 emergency shall be made by the Corporation.

         12. CONSULTATIVE SERVICES. As further consideration for the agreements of the Corporation contained herein and as a condition to the performance by the Corporation of its obligations hereunder, the Employee expressly agrees to make himself available to the Corporation following retirement from service with the Corporation in a consultative and advisory capacity, unless his retirement is caused by disability as provided in paragraph 8 hereof. The Employee shall perform consultative and advisory services for such period of time as benefit payments are due and owing hereunder and on a part-time basis, at such times as he may from time to time deem appropriate, subject to the following conditions.:

                 (a) In rendering such services, the Employee shall not be considered an employee of the Corporation, but shall act in the capacity of an independent contractor and as such shall not be subject to control and direction by the Board of Directors of the Corporation, but shall be subject to his own control, and direction in the performance of such services;

                 (b) such services shall be performed in such place or places as the Employee may, from time to time, designate;

                 (c) the Employee shall not be required to devote a major part of his time to such services; and

                 (d) the Employee shall not be required to render such services during vacation periods or during any periods of illness or other incapacity.

                 The Corporation agrees that it will pay the Employee for the performance of such advisory and consultative services.

         13. OFFSET FOR OBLIGATIONS TO CORPORATION. If, at such time as the Employee becomes entitled to benefit payments hereunder, the Employee has any debt, obligation or other liability representing an amount owing to the Corporation or an Affiliate of the Corporation, and if such debt, obligation, or other liability is due and owing at the time benefit payments are payable



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                 hereunder, the Corporation may offset the amount owing it or an Affiliate against the amount of the benefits otherwise distributable hereunder.

         14. BENEFICIARY DESIGNATION. The Employee shall have the right, at any time, to submit in substantially the form attached hereto as Exhibit C, a written designation of primary and secondary beneficiaries to whom payment under this Agreement shall be made in the event of death prior to complete distribution of the benefits due and payable under the Agreement. Each beneficiary designation shall become effective only when receipt thereof is acknowledged in writing by the Corporation.

         15. NO TRUST CREATED. Nothing contained in this Agreement, and no action taken pursuant to its provisions by either party hereto shall create, or be construed to create, a trust of any kind, or a fiduciary relationship between the Corporation and the Employee, designated beneficiary, other beneficiaries of the Employee or any other person. The preceding sentence shall not be construed to prevent the Corporation from establishing a grantor's trust to assist it in meeting its obligations under this Agreement, provided, however, that any such grantor's trust must, at all times, conform to the terms of the model trust, as described in Revenue Procedure 92-64, or any successor thereof.















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         16.     BENEFITS PAYABLE ONLY FROM GENERAL CORPORATE ASSETS:
                 UNSECURED GENERAL CREDITOR STATUS OF EMPLOYEE.

                 (a) The payments to the Employee or designated beneficiary or any other beneficiary hereunder shall be made from assets which shall continue, for all purposes, to be a part of the general, unrestricted assets of the Corporation; no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Corporation's obligation hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Corporation under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Corporation; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Corporation.

                 (b) In the event that, in its discretion, the Corporation purchases an insurance policy or policies insuring the life of the Employee (or any other property), to allow the Corporation to recover the cost of providing benefits, in whole or in part, hereunder, neither the Employee, designated beneficiary nor any other beneficiary shall have any ownership rights whatsoever therein. The Corporation shall be the sole owner of any such insurance policy and shall possess and may exercise all incidents of ownership therein. No such policy, policies or other property shall be held in any trust for the Employee or any other person nor as collateral security for any obligation of the Corporation hereunder.

         17. NO CONTRACT OF EMPLOYMENT. Nothing contained herein shall be construed to be a contract of employment for any term of years, nor as conferring upon the Employee the right to continue to be employed by the Corporation in his present capacity, or in any capacity. It is expressly understood by the parties hereto that this Agreement relates to the payment of deferred compensation for the Employee's services, payable after termination of employment with the Corporation, and is not intended to be an employment contract.

         18. BENEFITS NOT TRANSFERABLE. Neither the Employee, designated beneficiary, nor any other beneficiary under this Agreement shall have any




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                 power or right to transfer, assign, anticipate, alienate,
                 sell, pledge, hypothecate or otherwise encumber any part or all of the amounts payable hereunder. No such amounts shall be subject to attachment, garnishment, or any other type of seizure by any creditor of any such Employee or beneficiary, by any proceeding at law or in equity, nor shall such amounts be transferable by operation of law in the event of bankruptcy, insolvency or death of the Employee, designated beneficiary, or any other beneficiary hereunder. Any such attempted assignment or transfer shall be void.

         19.     DETERMINATION OF BENEFITS.

                 (a) Claim. A person who believes that he is being denied a benefit to which he is entitled under the Plan (hereinafter referred to as a "Claimant":) may file a written request for such benefit with the Corporation, setting forth his claim. The request must be addressed to the Secretary/Treasurer of the Corporation at its then principal place of business.

                 (b) Claim Decision. Upon receipt of a claim, the Corporation shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Corporation may, however, extend the reply period for an additional ninety (90) days for reasonable cause.

                          If the claim is denied in whole or in part, the Corporation shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth:

                          (i)     The specific reason or reasons for such
                                  denial;

                          (ii) The specific reference to pertinent provisions of this Agreement on which such denial is based;

                          (iii) A description of any additional material or information necessary for the Claimant to perfect his claim and an explanation why such material or such information is necessary;



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                          (iv)    Appropriate information as to the steps to be
                                  taken if the Claimant wishes to submit the claim for review; and

                          (v) The time limits for requesting a review under subsection (c) and for review under subsection
                                  (d) hereof.

                 (c) Request for Review. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary of the Corporation review the determination of the Corporation. Such request must be addressed to the Secretary of the Corporation, at its then principal place of business. The Claimant or his duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Corporation. If the Claimant does not request a review of the Corporation's determination by the Secretary of the Corporation within such sixty (60) day period, he shall be barred and estopped from challenging the Corporation's determination.

                 (d) Review of Decision. Within sixty (60) days after the Secretary's receipt of a request for review, he will review the Corporation's determination. After considering all materials presented by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

         20. AMENDMENT. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors, and may not be otherwise terminated except as provided herein.

         21. INUREMENT. This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns, and the Employee, his/her successors, heirs, executors, administrators and beneficiaries.



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         22.     NOTICE.  Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Corporation. The date of such mailing shall be deemed the date of notice, consent or demand. Either party may change the address to which notice is to be sent by giving notice of the change of address in the manner aforesaid.

         23. GOVERNING LAW. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Florida.

         24. PARTIAL INVALIDITY. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each illegal or invalid provision shall be fully severable and the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

25. RIGHT TO REDUCE DEFERRAL ELECTIONS. The Corporation has the right to reduce the deferral election of any Employee if, the deferral is in excess of the Maximum Annual Deferral Sum, as determined from time to time by the Plan Administrator. This reduction, if made, will be implemented before the end of the then current plan year.


IN WITNESS WHEREOF, the parties have executed this Agreement, in duplicate, as of the day and year first above written.


                                           LAMALIE AMROP INTERNATIONAL

                                           By:
                                              ---------------------------------

                                           Title:
                                                 ------------------------------
                                                 Corporation




                                           ------------------------------------








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                                           Employee



ATTEST:



------------------------------------




----------------------------Secretary











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